Exhibit 10.1

SECOND AMENDMENT TO LOAN AGREEMENT

THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of November 2, 2016, is between SHARPS COMPLIANCE, INC. OF TEXAS, a Texas corporation ("Borrower"), and[REDACTED], a [REDACTED] state-chartered bank ("Lender").

RECITALS:

A.            Borrower and Lender entered into that certain Loan Agreement dated as of April 9, 2015, as amended by First Amendment to Loan Agreement dated as of April 7, 2016 (as amended, the "Agreement").

B.             Borrower and Lender now desire to amend the Agreement as herein set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

Definitions

Section 1.1.      Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.

ARTICLE II.

Amendments

Section 2.1.      Amendment to Certain Definitions.  Effective as of the date hereof, (a) the definition of each of the following terms contained in Section 1.1 of the Agreement is amended to read in its respective entirety as follows:

"Debt Service Coverage Ratio" means for Parent and its Subsidiaries, on a consolidated basis, as of any date (a) EBITDA for the period ended as of such date, divided by (b) the sum of (i) Principal Payments Paid for the period ended as of such date, plus (ii) Interest Expense for the period ended as of such date.

"EBITDA" means for Parent and its Subsidiaries, on a consolidated basis for any period, the sum of (a) Net Income for such period, plus (b) without duplication and to the extent deducted in determining such Net Income (i) Interest Expense for such period, plus (ii) Income Tax Expense for such period, plus (iii) depreciation and amortization for such period, plus (iv) one-time acquisition costs, including legal fees, investment banker fees, accounting fees and recording fees, approved by Lender in its sole discretion for such period.

(b)            Effective as of the date hereof, the following definitions shall be added to Section 1.1 of the Agreement in proper alphabetical order:

"Principal Payments Paid" means, for Parent and its Subsidiaries, on a consolidated basis, for any period, that portion of the Debt of Parent and its Subsidiaries which was paid or due to be paid during such period, including, in the case of Debt consisting of Capitalized Lease Obligations, the amount which was paid or due to be paid during such period on such Capitalized Lease Obligations.

Section 2.2.      Amendment to Section 10.2.  Effective as of the date hereof, Section 10.2 of the Agreement is amended to read in its entirety as follows:

 Section 10.2.    Debt Service Coverage Ratio.  Parent will at all times maintain a Debt Service Coverage Ratio of not less than 1.35 to 1.00.  The Debt Service Coverage Ratio will be calculated and tested quarterly as of the last day of each fiscal quarter of Parent, commencing with the fiscal quarter ending December 31, 2016 for the period of four quarters ended as of such date (a _rolling or trailing four quarters_ basis).

Section 2.3.      Amendment to Exhibits.  Effective as of the date hereof, Exhibit "K" (No Default Certificate) to the Agreement is amended to conform in its entirety to Annex "A" to this Amendment.

ARTICLE III.

Conditions Precedent

Section 3.1.      Conditions.  The effectiveness of this Amendment is subject to the receipt by Lender of the following in form and substance satisfactory to Lender:

(a)       Certificate.  A certificate of the Secretary or another officer of Borrower acceptable to Lender certifying (i) resolutions of the board of directors of Borrower which authorize the execution, delivery and performance by Borrower of this Amendment and the other Loan Documents to which Borrower is or is to be a party and (ii) the names of the officers of Borrower authorized to sign this Amendment and each of the other Loan Documents to which Borrower is or is to be a party together with specimen signatures of such officers.

(b)      Governmental Certificates.  Certificates issued by the appropriate government officials of the state of incorporation of Borrower as to the existence and active standing of Borrower.

(c)      Additional Information.  Such additional documents, instruments and information as Lender may request.

Section 3.2.     Additional Conditions.  The effectiveness of this Amendment is also subject to the satisfaction of the additional conditions precedent that (a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, (b) all proceedings, corporate or otherwise, taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender, and (c) no Event of Default or Unmatured Event of Default shall have occurred and be continuing.

ARTICLE IV.

Ratifications, Representations, and Warranties

Section 4.1.      Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.  Borrower and Lender agree that the Agreement as amended hereby shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.

Section 4.2.      Representations, Warranties and Agreements.  Borrower hereby represents and warrants to Lender that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Organizational Documents of Borrower, (b) the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) after giving effect to the waivers contained in Section 5.10, no Event of Default or Unmatured Event of Default has occurred and is continuing, (d) after giving effect to the waivers contained in Section 5.10, Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby, (e) Borrower is indebted to Lender pursuant to the terms of the Notes, as the same may have been renewed, modified, extended or rearranged, including, without limitation, any renewals, modifications and extensions made pursuant to this Amendment, (f) the liens, security interests, encumbrances and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests, encumbrances and assignments and secure the Notes, as the same may have been renewed, modified or rearranged, including, without limitation, any renewals, modifications and extensions made pursuant to this Amendment, and (g) Borrower has no claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or Lender's performance under the Loan Documents.

ARTICLE V.

Miscellaneous

Section 5.1.      Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely on them.

Section 5.2.      Reference to Agreement.  Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

Section 5.3.      Expenses of Lender.  As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other documents and instruments executed pursuant hereto and any and all amendments, modifications and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Lender's legal counsel.

Section 5.4.       Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

SECTION 5.5.          APPLICABLE LAW.  THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN HOUSTON, HARRIS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Section 5.6.      Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

Section 5.7.      Counterparts.  This Amendment and the other Loan Documents may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.  Delivery of an executed signature page of this Amendment and/or any other Loan Document by a scanned PDF attached to an e-mail or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5.8.      Effect of Waiver.  No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 5.9.      Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.10.            Waiver of Failure to Comply with Certain Financial Covenants. By its execution of this Amendment, Lender waives compliance by Borrower with the provisions of Section 10.2 of the Agreement for the fiscal quarter ending September 30, 2016, and Lender waives all Events of Default which may arise under the Agreement as a result of Borrower's failure to comply with Section 10.2 of the Agreement for the fiscal quarter ending September 30, 2016.  The waivers contained in this Section 5.10 do not constitute a waiver of any other provision of, or requirement of the Agreement, nor do they constitute a waiver of compliance with Section 10.2 of the Agreement except as of the fiscal quarter ending September 30, 2016.

SECTION 5.11.        RELEASE.  IN CONSIDERATION OF LENDER=S AGREEMENTS CONTAINED HEREIN, BORROWER (FOR ITSELF AND ON BEHALF OF ITS DIRECTORS, MEMBERS, SHAREHOLDERS, MANAGERS, OFFICERS, EMPLOYEES, AGENTS, PRINCIPALS, AFFILIATES, PREDECESSORS, HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS) HEREBY WAIVES, AND RELEASES LENDER AND ITS OFFICERS, EMPLOYEES, AGENTS, DIRECTORS, SHAREHOLDERS, SUBSIDIARIES, PREDECESSORS, SUCCESSORS AND ASSIGNS FROM, ANY AND ALL CLAIMS, LOSSES, LIABILITIES, DAMAGES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) , WHETHER KNOWN OR UNKNOWN, ASSERTED OR UNASSERTED, THAT DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, PERFORMANCE, ADMINISTRATION OR ENFORCEMENT OF THE AGREEMENT, ANY OTHER RELATED DOCUMENT OR THIS AMENDMENT, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE AGREEMENT, ANY OTHER RELATED DOCUMENT OR THIS AMENDMENT OR (C) ANY BREACH BY BORROWER OF ANY COVENANT, AGREEMENT OR REPRESENTATION CONTAINED IN THE AGREEMENT, ANY OTHER RELATED DOCUMENT OR THIS AMENDMENT

SECTION 5.12.       INDEMNIFICATION.  BORROWER, INDIVIDUALLY AND ON BEHALF OF ITS DIRECTORS, MEMBERS, SHAREHOLDERS, MANAGERS, OFFICERS, EMPLOYEES, AGENTS, PRINCIPALS, AFFILIATES, PREDECESSORS, HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "INDEMNIFYING PARTIES"), HEREBY UNCONDITIONALLY AND IRREVOCABLY INDEMNIFIES AND HOLDS HARMLESS LENDER AND ITS OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS, DIRECTORS, SHAREHOLDERS, SUBSIDIARIES, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "INDEMNIFIED PARTIES") FROM AND AGAINST ANY AND ALL COSTS, EXPENSES, CLAIMS, DEMANDS, DAMAGES, ACTIONS, CAUSES OF ACTION, LIABILITY OR SUITS AT LAW OR IN EQUITY, OF WHATEVER KIND OR NATURE, WHETHER ARISING UNDER STATE OR FEDERAL LAW, RULE OR REGULATION, WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER KNOWN OR UNKNOWN OR ASSERTED OR UNASSERTED, THAT DIRECTLY OR INDIRECTLY IN ANY WAY RELATE TO, ARE BASED UPON, OR ARISE OUT OF ANY CIRCUMSTANCE, EVENT, MATTER, OCCURRENCE, COURSE OF DEALING, TRANSACTION, FACT, ACT, OMISSION, OBLIGATION, DUTY, RESPONSIBILITY, WARRANTY, STATEMENT OR REPRESENTATION WHATSOEVER RELATED IN ANY WAY TO (A) THE AGREEMENT, (B) THIS AMENDMENT, (C) ANY OTHER RELATED DOCUMENT OR (D) ANY DOCUMENTS OR INSTRUMENTS EXECUTED IN CONNECTION WITH OR IN EVIDENCE OF ANY INDEBTEDNESS BETWEEN BORROWER AND LENDER (ALL OF WHICH CLAIMS ARE REFERRED TO COLLECTIVELY AS THE "INDEMNIFIED CLAIMS"), INCLUDING, WITH RESPECT TO ALL OF THE ABOVE, INDEMNIFIED CLAIMS WHICH AROSE FROM THE NEGLIGENCE OF AN INDEMNIFIED PARTY, PROVIDED THAT THE OBLIGATIONS OF THE INDEMNIFYING PARTIES UNDER THIS SECTION SHALL NOT APPLY TO THE EXTENT AN INDEMNIFIED CLAIM AROSE FROM AN INDEMNIFIED PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.  EACH INDEMNIFYING PARTY HEREBY COVENANTS AND AGREES NOT TO IN ANY MANNER WHATSOEVER SUE ANY INDEMNIFIED PARTY IN ANY COURT OR TRIBUNAL OR BRING ANY ACTION, LAWSUIT OR CAUSE OF ACTION (WHETHER BY WAY OF DIRECT ACTION, COUNTERCLAIM, CROSSCLAIM OR INTERPLEADER) AGAINST ANY INDEMNIFIED PARTY IN ANY MANNER WHATSOEVER BASED UPON ANY MATTER DIRECTLY OR INDIRECTLY RELATED TO ANY INDEMNIFIED CLAIM.

SECTION 5.13.        BINDING ARBITRATION.  (A)  AS DETAILED IN THE FOLLOWING PARAGRAPHS, UNDER THIS PROVISION, BOTH BORROWER AND LENDER EXPRESSLY WAIVE RIGHTS TO PURSUE OR RESOLVE DISPUTES BETWEEN THEM IN COURT OR IN A CLASS ACTION (REGARDLESS OF WHETHER THAT CLASS ACTION IS BROUGHT IN COURT OR IN ARBITRATION).

(B)          DISPUTES, CLAIMS, OR CONTROVERSIES (HEREINAFTER "DISPUTES") BETWEEN OR AMONG BORROWER AND LENDER ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE AGREEMENT AND/OR ANY OTHER LOAN DOCUMENT TO WHICH BORROWER IS A PARTY SHALL BE RESOLVED BY BINDING ARBITRATION.  DISPUTES SHALL INCLUDE ALL CLAIMS, COUNTERCLAIMS, CROSS‑CLAIMS, THIRD PARTY CLAIMS, INTERPLEADERS, OR CONTROVERSIES ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE AGREEMENT, ANY OTHER LOAN DOCUMENT AND/OR ANY ACTION TAKEN (OR ANY OMISSION TO TAKE ANY ACTION) IN CONNECTION WITH THE FOREGOING.  DISPUTES SHALL BE SUBJECT TO BINDING ARBITRATION REGARDLESS OF THE NATURE OF THE CAUSES OF ACTION ASSERTED OR THE RELIEF OR REMEDY SOUGHT.  DISPUTES HEREUNDER INCLUDE NOT ONLY DISPUTES THAT BORROWER AND LENDER MAY HAVE AGAINST EACH OTHER, BUT ALSO DISPUTES THAT BORROWER AND LENDER MAY HAVE AGAINST EACH OTHER=S AFFILIATES, PREDECESSORS, SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND REPRESENTATIVES.

(C)          BORROWER AND LENDER AGREE THAT ARBITRATION REPLACES THE RIGHT TO GO TO COURT, AND THUS THE PARTIES WAIVE ANY RIGHT TO HAVE DISPUTES TRIED BEFORE A JUDGE OR A JURY.

(D)          BORROWER AND LENDER ALSO AGREE THAT NEITHER PARTY WILL BE ABLE TO PURSUE DISPUTES AS A CLASS ACTION OR OTHER REPRESENTATIVE ACTION (SUCH AS AN ACTION IN THE FORM OF A PRIVATE ATTORNEY GENERAL) IN COURT OR IN ARBITRATION, AND THE PARTIES WAIVE THE RIGHT TO DO SO.  IF THE PRECEDING SENTENCE IS HELD TO BE INVALID BY A COURT OF LAW, THEN ANY CLASS OR REPRESENTATIVE ACTION WILL NOT BE RESOLVED THROUGH ARBITRATION AND WILL BE RESOLVED IN COURT.

(e)            Because this arbitration provision is made pursuant to transactions involving interstate commerce, the parties acknowledge and agree that it shall be governed by the Federal Arbitration Act, 9 U.S.C. '' 1, et seq., as the same may be amended from time to time.

(f)            The party pursuing Disputes in arbitration must pursue the Disputes before the American Arbitration Association ("AAA") under the AAA Commercial Finance rules (the "Commercial Finance Rules").  The Commercial Finance Rules and related forms may be obtained from and Disputes may be filed at American Arbitration Association, 335 Madison Avenue, Floor 10, New York, NY 10017‑4605, 800‑778‑7879, www.adr.org.  Any arbitration hearing shall be held at a place chosen by the arbitrator(s) or AAA within the federal district in which Borrower's principal place of business is located, or at some other place to which Lender and Borrower agree in writing.  Judgment upon any arbitration award may be entered in any court having jurisdiction.

(g)            In arbitration, resolution of Disputes shall be based solely upon the law of the State of Texas and, where applicable, the United States of America.  The arbitrator or arbitrators may not add to, modify, invalidate, or ignore any provision of this agreement or the controlling law.  Defenses based on statutes of limitation, estoppel, waiver, laches and similar doctrines, that would otherwise be applicable to an action brought by a party, shall be applicable in any such arbitration proceeding.  In the event of any conflict between the Commercial Finance Rules and this arbitration provision, the terms of this arbitration provision control.

(h)           This arbitration provision shall survive termination of the Agreement.  If any portion of this provision is deemed invalid or unenforceable, the remaining portions shall nevertheless remain in force.

SECTION 5.14.        WAIVER OF JURY TRIAL.  IN THE EVENT THAT THE FOREGOING BINDING ARBITRATION PROVISION IS DEEMED UNENFORCEABLE, AND THUS LENDER AND BORROWER ARE REQUIRED TO LITIGATE IN COURT, LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES, WHETHER ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT BY EITHER PARTY AGAINST THE OTHER.

SECTION 5.15.        ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

Executed as of the date first written above.

BORROWER:

SHARPS COMPLIANCE, INC. OF TEXAS

By:
Diana Precht Diaz
Vice President and Chief Financial Officer

LENDER:

[REDACTED]

By:
[REDACTED]
Vice President

LIST OF ANNEXES

Annex	Document

A	No Default Certificate

ANNEX "A"

No Default Certificate